TIAA-CREF LIFE BOND FUND

(a series of the TIAA-CREF LIFE FUNDS)

SUPPLEMENT NO. 1

dated August 24, 2011

to the May 1, 2011 Prospectus

PORTFOLIO MANAGEMENT CHANGES

As a result of a realignment within the TIAA-CREF Life Bond Fund’s (the “Fund”) investment adviser, Teachers Advisors, Inc., the portfolio management team of the Fund has changed as follows:

On pages 8 and 16 of the Fund’s Prospectus, Elizabeth Black and Steven Sterman should be removed from the Fund’s portfolio management team disclosure. In addition, John Cerra’s role as described on page 16 of the Prospectus should be changed to “Portfolio Manager, Government Sector”. The following persons should be added to the Fund’s portfolio management team on page 8 of the Prospectus:

Name:	Joseph Higgins, CFA	Steven Raab, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011

The following persons also should be added to the Fund’s portfolio management team on page 16 of the Prospectus:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Joseph Higgins, CFA Managing Director	Lead Portfolio Manager and Asset Allocation	Teachers Insurance and Annuity Association of America (“TIAA”) and its advisory affiliates — 1995 to Present (fixed income portfolio management)	1995	1995	2011
Steven Raab, CFA Managing Director	Portfolio Manager, Security Selection Agency MBS Sector	TIAA and its advisory affiliates — 1991 to Present (fixed income portfolio management)	1991	1991	2011

A13117 (8/11)

TIAA-CREF LIFE MONEY MARKET FUND

(a series of the TIAA-CREF LIFE FUNDS)

SUPPLEMENT NO. 1

dated August 24, 2011

to the May 1, 2011 Prospectus

We are clarifying certain disclosure regarding the TIAA-CREF Life Money Market Fund’s (the “Fund”) principal investment strategies by adding the following additional sentence to the end of the first paragraph under the Fund’s principal investment strategies set forth on page 4 of the Prospectus.

“The Fund’s investments will be made in accordance with the applicable rules governing the quality, maturity and diversification of securities and other instruments held by money market funds.”

We are also clarifying that the term “First Tier Securities” as used on Page 5 of the Prospectus includes “Government Securities”, as such term is defined in the applicable rules governing money market funds.

A13132 (8/11)

TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 2

dated August 24, 2011

to the May 1, 2011 Statement of Additional Information (“SAI”)

PORTFOLIO MANAGEMENT CHANGES

As a result of realignments within the TIAA-CREF Life Funds’ investment adviser, Teachers Advisors, Inc., the portfolio management team of some of the TIAA-CREF Life Funds has changed, therefore requiring changes in the chart entitled “Additional Information Regarding Portfolio Managers” on page B-30 of the SAI concerning these teams.

Elizabeth Black and Steven Sterman are no longer members of the portfolio management team for the Bond Fund. Therefore, the rows containing information on them set forth on page B-30 of the SAI should be deleted in their entirety. Joseph Higgins and Steven Raab each have been added as portfolio managers to the Bond Fund. Therefore, the following information with respect to these individuals should be added to the chart appearing on page B-30 of the SAI.

	Number of Other Accounts Managed		Total Assets in Accounts Managed (millions)
Name of Portfolio Manager*	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund
BOND FUND
Joseph Higgins, CFA	1	0	$14,717	$0	$10,001 – 50,000
Steven Raab, CFA	2	0	$25,301	0	$10,001 – 50,000
*	The information in this chart is as of July 29, 2011.

A13139 (8/11)